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                      US SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date Of Report (Date Of Earliest Event Reported): August 23, 2001
                                                          ---------------


                           YARDVILLE NATIONAL BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


            New Jersey                 0-26086                22-2670267
            -----------                -------                ----------
   (State or Other Jurisdiction      (Commission           (I.R.S. Employer
         of Incorporation)           File Number)         Identification No.)


                                 2465 Kuser Road
                           Hamilton, New Jersey 08690
                           --------------------------
                    (Address Of Principal Executive Offices)


                                 (609) 585-5100
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

                  On August 23, 2001, we issued a press release announcing the closing of a private placement of shares of our common stock, no par value per share, to certain investors at a price of $13.00 per share. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)  Exhibits

                  Exhibit 99.1      Press Release dated August 23, 2001



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YARDVILLE NATIONAL BANCORP



                                          By:
                                              ----------------------------------
                                              Stephen F. Carman
                                              Secretary/Treasurer

Date:  August 23, 2001



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------


99.1                       Press Release dated August 23, 2001